                                                                    Exhibit 21.1
                                                                    ------------

                                 SUBSIDIARIES
                                      OF
                  SECURITY CAPITAL INDUSTRIAL TRUST, ET. AL.


                                                                               Jurisdiction
                  Name of Entity                                              of Organization
                  --------------                                              ---------------
1440 Goodyear Partners................................................        Texas

International Industrial Investments Incorporated.....................        Maryland

Red Mountain Joint Venture............................................        Texas

SCI-Alabama (1) Incorporated..........................................        Maryland

SCI-Alabama (2) Incorporated..........................................        Maryland

SCI Development Services Incorporated.................................        Delaware

SCI-DS Mexico Incorporated............................................        Maryland

SCI Houston Holdings, Inc.............................................        Delaware

SCI IV, Inc...........................................................        Delaware
(Corporate General Partner)

SCI Limited Partnership-I.............................................        Delaware

SCI Limited Partnership-II............................................        Delaware

SCI Limited Partnership-III...........................................        Delaware
(d/b/a SC Industrial Partners Limited Partnership)

SCI Limited Partnership-IV............................................        Delaware

SCI Mexico Industrial Trust...........................................        Maryland

SCI-North Carolina (1) Incorporated...................................        Maryland

SCI-North Carolina (2) Incorporated...................................        Maryland

SCI-North Carolina Limited Partnership.................................       Delaware

Security Capital Alabama Industrial Trust..............................       Alabama

SCI Client Services Incorporated (f/k/a Security Capital Industrial
Management Incorporated)...............................................       Delaware

Security Capital Logistar International Incorporated (industrial
warehousing; seventeen subsidiaries in foreign countries)..............       Delaware

Frigoscandia SA........................................................       Luxembourg

Frigo Sarl (refrigerated warehousing;
thirty-seven subsidiaries in foreign countries)........................       Luxembourg

SCI Logistics Services Incorporated....................................       Delaware